UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 8, 2009

NFINANSE INC.
(Exact name of registrant specified in its charter)
Nevada	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3923 Coconut Palm Drive, Suite 107, Tampa, Florida	33619
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(813) 367-4400
Not applicable.
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.                      Changes in Registrant’s Certifying Accountant.

Dismissal of independent registered public accounting firm and appointment of new independent registered public accounting firm:

On September 30, 2009, the Audit Committee of the Board of Directors (the “Board”) of nFinanSe Inc. (the “Company”) and the Board, in its entirety, approved the dismissal of Kingery & Crouse, P.A. (“Kingery”) as the Company’s independent registered public accounting firm for the year ending January 2, 2010 and the engagement of Baumann, Raymondo & Company PA (“Baumann”) as the Company’s independent registered public accounting firm for the year ending January 2, 2010 subject to the completion of their customary client acceptance procedures.

The dismissal of Kingery was effective as of October 8, 2009. The report of Kingery on the Company’s consolidated financial statements for the fiscal years ending December 29, 2007 and January 3, 2009 contained no adverse opinion or disclaimer of opinion but was modified to include an explanatory paragraph related to uncertainties about the Company’s ability to continue as a going concern.

During each of the two fiscal years ended December 29, 2007 and January 3, 2009 and through October 8, 2009, (i) there were no disagreements with Kingery on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kingery, would have caused Kingery to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such fiscal years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During each of the two fiscal years in the period ended December 29, 2007 and January 3, 2009, neither the Company nor anyone on its behalf consulted with Baumann with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Baumann to the Company that Baumann concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of  Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Kingery with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that Kingery furnish the Company with a letter addressed to the SEC stating whether or not Kingery agrees with the above statements that are related to Kingery.  A copy of the letter from Kingery, dated October 12, 2009, is attached hereto as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter to the SEC from Kingery.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NFINANSE INC.

Date:	October 12, 2009	By:	/s/ JERRY R. WELCH
Name: Jerry R. Welch Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter to the SEC from Kingery.

DB1/63780320.1